                                                                   EXHIBIT 10.40

                    FIRST AMENDMENT TO STANDARD OFFICE LEASE

         This First Amendment to Standard Office Lease ("Amendment") is made and entered into as of the 1st day of November, 2001, by and between ARDEN REALTY FINANCE PARTNERSHIP, L.P., a California limited partnership ("Landlord"), and ALLOY, INC. (f/k/a Alloy Online, Inc.), a Delaware corporation ("Tenant").

                                    RECITALS

         A. Pursuant to that certain Standard Office Lease dated September 11, 1998 between Landlord and Tenant's predecessor-in-interest, Cass Communications, Inc. (the "Original Lease"), Landlord currently leases to Tenant and Tenant currently leases from Landlord certain premises commonly known as Suite 300 (consisting of 1,995 rentable square feet), located on the third floor of the Project (the "Suite 300 Premises"). The term "Project" refers to that certain office building located at 6100 Wilshire Boulevard, Los Angeles, California.

         B. Landlord and Tenant desire to, among other things, (a) re-locate the Suite 300 Premises to those certain premises commonly known as Suite 1500 in the Project, consisting of 7,388 rentable square feet (the "Relocated Premises"), and (b) extend the term of the Lease. The Relocated Premises are delineated on Exhibit "A" attached hereto.

         C. All references to the term "Lease" in this Amendment and in the Original Lease, shall hereafter refer to the Original Lease, as amended hereby. The Original Lease, as amended by this Amendment, is hereafter referred to as the "Lease". All terms capitalized but not defined in this Amendment shall have the meanings given to them in the Original Lease.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. Relocated Premises. (a) Effective as of November 1, 2001 (the "Relocation Date"), subject to the terms and conditions of this Amendment, Landlord hereby leases the Relocated Premises to Tenant, and Tenant hereby leases the Relocated Premises from Landlord, pursuant to the terms and conditions of the Lease (as if the Relocated Premises were the "Premises"). Notwithstanding the foregoing, or the fact that the Relocation Date has occurred, Tenant shall have no right to occupy the Relocated Premises (and shall continue to lease the Suite 300 Premises pursuant to the terms of the Lease until the Surrender Date, as set forth in Section 3 below), and no obligation to pay Basic Rental for the Relocated Premises only (but Basic Rental shall still be payable for the Suite 300 Premises pursuant to the terms of the Lease), until the expiration of the Abatement Period (defined below), at which time Basic Rental for the Relocated Premises shall immediately commence. The "Abatement Period" shall be the period commencing on the Relocation Date and expiring on the date (the "Rent Commencement Date") that is the earlier to occur of (a) the date Tenant first commences to conduct business in the Relocated Premises, or
(b) the date of Substantial Completion of the Relocation Improvements (as each such term is defined in the Work Letter Agreement attached hereto as Exhibit "B") in the Relocated Premises. The Rent Commencement Date is currently anticipated to be December 31, 2001; provided, however, if Landlord does not deliver possession of the Relocated Premises to Tenant on or before such anticipated Rent Commencement Date, Landlord shall not be



                                                                       Initials:

subject to any liability for its failure to do so (without limiting the provisions of Section 6.3 of the Tenant Work Letter attached hereto as Exhibit "B"), and such failure shall not affect the validity of this Amendment nor the obligations of Tenant hereunder.

         (b) Effective as of the Rent Commencement Date, the Original Lease is hereby modified so that the term "Premises" shall mean the Relocated Premises (subject to the terms of this Amendment). The parties hereby stipulate that the Relocated Premises contain 7,388 rentable square feet.

         2. Lease Term. (a) Notwithstanding anything to the contrary contained in the Original Lease, the Term is hereby extended so as to expire on the date that is the last day of the month that is sixty (60) months after the Rent Commencement Date (the "Expiration Date").

         (b) Notwithstanding the foregoing, Tenant shall have the one-time option (the "Termination Option") to terminate the entire Lease, but not any portion of the Lease. Such termination shall be effective as of the day immediately preceding the three (3) year anniversary of the Rent Commencement Date (the "Termination Date"), upon the following terms and conditions (and the failure of any of the following shall result in the Termination Option's becoming null and void with no force and effect):

                  (i) Tenant shall give Landlord written notice (the "Termination Notice") of Tenant's election to exercise the Termination Option on or before 5:00 p.m. Pacific Standard Time on or before the date which is four
(4) months prior to the Termination Date (the "Termination Notice Date");

                  (ii) There shall exist no default under the Lease on the Termination Notice Date or on the Termination Date;

                  (iii) Tenant shall pay to Landlord, concurrently with the delivery of the Termination Notice, an amount equal to the Termination Fee (defined below). The "Termination Fee" shall mean (A) the unamortized Leasing Costs (defined below) as of the Termination Date, based upon an amortization period from the Rent Commencement Date until the Expiration Date (as the Expiration Date is amended above), with interest accruing on said unamortized Leasing Costs at nine percent (9%) per annum from the date they were paid, plus
(B) Thirty-Four Thousand Seven Hundred Fourteen and 18/100 Dollars ($34,714.18). The term "Leasing Costs" shall mean the sum of (A) all costs and expenses incurred by Landlord in connection with the Relocation Improvements, and (B) any brokerage commissions paid by Landlord in connection with this Amendment.

         In the event Tenant timely and properly exercises the Termination Option, the term of the Lease shall terminate effective as of the Termination Date. Basic Rental and all other monetary obligations under the Lease shall be paid through and apportioned as of the Termination Date, and neither Landlord nor Tenant shall have any rights, liabilities or obligations accruing under the Lease after the Termination Date, except for such rights and liabilities which, by the terms of the Lease are obligations of the Tenant or Landlord which expressly survive the expiration of the Lease. The Termination Option shall automatically terminate and become null and void upon (Y) the failure of Tenant to timely or properly exercise the Termination Option; or (Z) Tenant's right to possession of the Premises being terminated prior to the exercise of the Termination Option. The rights contained in this Section 2(b) shall be personal to the original Tenant named in this Amendment ("Original

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                                       -2-

Tenant"), and not any assignee, sublessee or other transferee of the Original Tenant's interest in the Lease and may only be exercised by the Original Tenant.

         3. Surrender of Suite 300 Premises. Effective as of the day immediately preceding the Rent Commencement Date (hereinafter, the "Surrender Date"), Tenant hereby surrenders to Landlord, which surrender shall be done in accordance with all of the terms of the Lease (including, without limitation, Article 29 of the Original Lease), and Landlord hereby accepts the surrender from Tenant (but only if such surrender is in accordance with all of the terms of the Lease), of all of Tenant's right, title and interest in and to the Suite 300 Premises, the Lease, as it relates only to the Suite 300 Premises, and any other rights of occupancy with respect to the Suite 300 Premises, subject to the rights, duties and limitations set forth in this Amendment. Except for the following, (collectively, the "Surviving Obligations"), from and after the Surrender Date, the Lease, as it relates only to the Suite 300 Premises, shall terminate and Landlord and Tenant shall have no further duties or obligations to one another in connection with the Lease, as it relates only to the Suite 300 Premises: (a) Tenant's obligations to continue performance of all obligations under the Lease relating to the Suite 300 Premises (including, without limitation, the obligation to pay rent) until such time as Tenant has properly surrendered the Suite 300 Premises in accordance with the terms of this Amendment and the Original Lease; (b) with respect to the Suite 300 Premises, Tenant's obligations under the Lease after the surrender of the Suite 300 Premises relating to (i) indemnities of any kind, (ii) Direct Costs reconciliation payments, (iii) payments of other charges due under the Lease and/or (iv) repair and maintenance obligations; (c) Tenant's obligations under the Lease after the surrender of the Suite 300 Premises with respect to the Relocated Premises; and (d) those obligations of Tenant under the Lease (relating to the Suite 300 Premises) or at law which survive the termination of the Lease.

         4. Basic Rental. Effective as of the Rent Commencement Date, Article 1.C of the Original Lease is hereby deleted in its entirety and replaced with the following:

         "C. Basic Rental:


                                        Annual                       Monthly
           Period                    Basic Rental                 Basic Rental
























                                                                       Initials:
                                       -3-

Rent Commencement Date - 12 month
anniversary of Rent Commencement Date                  $190,610.40                $15,884.20

12 month anniversary of Rent
Commencement Date - 24 month
anniversary of Rent Commencement Date                  $196,328.76                $16,360.73

24 month anniversary of Rent
Commencement Date - 36 month
anniversary of Rent Commencement Date                  $202,218.60                $16,851.55

36 month anniversary of Rent
Commencement Date - 48 month
anniversary of Rent Commencement Date                  $208,285.08                $17,357.09

48 month anniversary of Rent
Commencement Date - Expiration Date                    $214,533.72                $17,877.81

         Tenant agrees to pay Basic Rental for the Relocated Premises to Landlord in accordance with the terms of the Original Lease, as amended hereby, including, without limitation, Article 3 of the Original Lease.

         5. Proportionate Share. Effective as of the Rent Commencement Date,
Article 1.E of the Original Lease is hereby amended by replacing "1%" with 3.65%.

         6. Parking. Effective as of the Rent Commencement Date, Article 1.I of the Original Lease is hereby deleted in its entirety and replaced with the following:

         "I. Parking Passes: Tenant shall lease eighteen (18) unreserved parking passes in accordance with the charges and provisions set forth in Article 23 of this Lease."

         7. "As-Is". Tenant hereby acknowledges and agrees that, notwithstanding anything to the contrary contained in the Original Lease, as amended hereby, but subject to the performance by Landlord of its obligations under the Work Letter Agreement attached hereto as Exhibit "B", the Relocated Premises shall be leased to Tenant "As Is", "With All Faults", "Without Any Representations or Warranties", and Tenant hereby agrees and warrants that it has investigated and inspected the condition of the Relocated Premises and the suitability of same for Tenant's purposes, and Tenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Relocated Premises or the Project or the suitability of same for Tenant's purposes. Tenant acknowledges that neither Landlord nor any agent nor any employee of Landlord has made any representations or warranty with respect to the Relocated Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business, and Tenant expressly warrants and represents that Tenant has relied solely on its own investigation and inspection of the Relocated Premises and the Project in its decision to enter into this Amendment and continue to let the Premises in an "As Is"

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                                       -4-
condition. Tenant hereby waives subsection 1 of Section 1932 and Sections 1941 and 1942 of the Civil Code of California or any successor provision of law.

         8. Release. (a) Effective on the Surrender Date, Tenant, on behalf of itself and its predecessors, successors, affiliates and assigns, and all other persons, firms and corporations claiming through Tenant, and each of them (collectively, the "Tenant Releasing Parties"), do hereby release Landlord and its agents, employees, consultants, officers, members, partners, attorneys and lenders (collectively, the "Landlord Released Parties") of and from any and all claims, demands, disputes, damages, liabilities, obligations, controversies, debts, costs, expenses, lawsuits, actions, causes of action and other rights to relief, both legal and equitable, of every kind and nature, whether now known or unknown, suspected or unsuspected, past or present, contingent or fixed, which the Tenant Releasing Parties, or any of them, now have, had, or at any time hereafter may have, against the Landlord Released Parties, or any of them, arising out of or in connection with the contractual obligations under the Lease, as it relates only to the Suite 300 Premises (and Tenant represents, to its knowledge, that there are no non-contractual claims against Landlord in connection with the Suite 300 Premises). In connection therewith, Tenant hereby expressly waives all rights which it has, or may hereafter claim to have, that any claim, demand, obligation and/or cause of action has, through ignorance, oversight or error, been omitted from the terms of this Amendment, and hereby expressly waives all rights it may have, or claim to have, under the provisions of California Civil Code Section 1542, or equivalent law of any jurisdiction, which provides:


                                                                       Initials:

                        "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS
                        THE CREDITOR DOES NOT KNOW OR SUSPECT TO
                        EXIST IN HIS FAVOR AT THE TIME OF EXECUTING
                        THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE
                        MATERIALLY AFFECTED HIS SETTLEMENT WITH THE
                        DEBTOR."

         (b) Except with respect to the Surviving Obligations and such obligations, rights, or claims as may be created by or arise out of the terms and conditions of this Agreement, and subject to Tenant's full and timely compliance with all of the terms and conditions of this Agreement, effective on the Surrender Date, Landlord, on behalf of itself and its predecessors, successors, affiliates and assigns, and all other persons, firms and corporations claiming through Landlord, and each of them (collectively, the "Landlord Releasing Parties"), do hereby release Tenant and its agents, employees, consultants, officers, members, partners, attorneys and lenders (collectively, the "Tenant Released Parties") of and from any and all claims, demands, disputes, damages, liabilities, obligations, controversies, debts, costs, expenses, lawsuits, actions, causes of action and other rights to relief, both legal and equitable, of every kind and nature, whether now known or unknown, suspected or unsuspected, past or present, contingent or fixed, which the Landlord Releasing Parties, or any of them, now have, had, or at any time hereafter may have, against the Tenant Released Parties, or any of them, arising out of or in connection with the contractual obligations under the Lease, as it relates only to the Suite 300 Premises. In connection therewith, Landlord hereby expressly waives all rights which it has, or may hereafter claim to have, that any claim, demand, obligation and/or cause of action has, through ignorance, oversight or error, been omitted from the terms of this Amendment, and hereby expressly waives all rights it may have, or claim to have, under the provisions of California Civil Code Section 1542, or equivalent law of any jurisdiction, which provides:

                        "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS
                        THE CREDITOR DOES NOT KNOW OR SUSPECT TO
                        EXIST IN HIS FAVOR AT THE TIME OF EXECUTING
                        THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE
                        MATERIALLY AFFECTED HIS SETTLEMENT WITH THE
                        DEBTOR."

         9. Letter of Credit. Within five (5) days after Tenant's execution of this Amendment (the "Grace Period"), Tenant shall deliver to Landlord an irrevocable standby letter of credit ("Letter of Credit") in the amount of One Hundred Eighteen Thousand Dollars ($118,000.00) (the "Commitment Fee Amount") which Letter of Credit shall (i) be issued by a financial institution reasonably acceptable to Landlord, (ii) have a Standard and Poor's rating of "A-" or better, (iii) be acceptable in form and content to Landlord, (iv) have an initial term of at least twelve (12) months, and be renewed at least thirty (30) days prior to expiration for additional periods of twelve (12) months each until the sixtieth (60th) day following the expiration of the Term, (v) show Landlord as beneficiary and Tenant as account party, (vi) be in the form and content of Exhibit "C" attached hereto, and (vii) contain such additional terms and conditions as may be reasonably required by the lender under any loan secured by the Project or any building thereon or the issuing financial

                                                                       Initials:
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
institution. The Letter of Credit shall be held by Landlord as security for the full and faithful performance by Tenant of the terms, covenants and conditions of this Lease during the Term. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the Letter of Credit. Subject to the last paragraph of this Section 9, if Tenant has not delivered to Landlord the Letter of Credit that fully satisfies the provisions of this Section 9 by the expiration of the Grace Period, then the same shall be a material default under the Lease (without any notice and cure period), and Landlord may immediately exercise all rights and remedies available to Landlord. Provided that Tenant is not then, and has not been, in default at any time under the Lease, the Commitment Fee Amount shall be reduced on the first day of the one-year anniversary of the Rent Commencement Date, and on each annual anniversary thereafter, by twenty percent (20%) of the original Commitment Fee Amount.

         Without limiting the rights of Landlord under the Lease, and subject to Landlord's rights in the immediately following sentence, if Tenant materially breaches or defaults under any provision of the Lease, including but not limited to the payment of Basic Rental or Additional Rent, and such material breach or default continues beyond the expiration of any applicable notice and cure period specifically provided for in the Lease for such breach or default, then Landlord may draw on all or the portion of such Letter of Credit determined by Landlord in its reasonable discretion to be necessary, and use, apply or retain such drawn funds for the payment of any rent or other sums in default or to compensate Landlord for any other actual loss or damage which Landlord suffers by reason of Tenant's material default, to compensate Landlord for any loss or damage which Landlord may suffer thereby or to reimburse Landlord for costs incurred in connection with the Lease (including, without limitation, costs incurred to improve the Premises, any tenant improvement costs and any brokerage commissions and attorneys' fees). The proceeds received from any draw shall constitute Landlord's property, and not Tenant's property or the property of the bankruptcy estate of Tenant. If Tenant (i) breaches or defaults beyond applicable notice and cure periods under any provision of the Lease more than once in any twelve (12) month period, including but not limited to the payment of rent, or (ii) fails to renew the Letter of Credit at least thirty (30) days prior to its expiration, then Landlord, in its sole and absolute discretion, shall be entitled to draw upon the entire Commitment Fee Amount. The use, application or retention of the Letter of Credit, or any portion thereof, shall not prevent Landlord from exercising any other rights or remedies provided under the Lease, and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Any amount of the Letter of Credit which is drawn upon by Landlord shall be used, applied or retained by Landlord to apply in payment of rent or to cure any other default. If Landlord so uses or applies all or any portion of said drawn Letter of Credit, Tenant shall within five (5) business days after written demand therefore replace the original Letter of Credit with a new Letter of Credit in the same amount as the Commitment Fee Amount as of the date the Letter of Credit was drawn upon by Landlord, and in substantially the same form as the original Letter of Credit. Landlord shall not be required to keep said Letter of Credit or any drawn funds thereunder separate from its general accounts. If Tenant performs all of Tenant's obligations under the Lease, then within sixty (60) days following the expiration of the Term, and after Tenant has vacated the Premises and surrendered the same to Landlord in accordance with the terms and conditions of the Lease, the Letter of Credit shall be returned to Tenant. No trust relationship is created herein between Landlord and Tenant with respect to the Letter of Credit. Tenant acknowledges that Landlord has the right to sell, transfer or mortgage its interest in the Premises and/or Project and the land of which they are a part and in the Lease and Tenant agrees that in the event of any such sale, transfer or mortgage, Landlord shall have the right to transfer or assign the Letter of Credit to the transferee or mortgagee, and in the event of any such transfer or mortgage (i) Tenant shall look solely to such transferee or mortgagee for the return of the Letter of Credit and (ii) Tenant shall pay all transfer fees or charges imposed by the issuing bank as a result of such transfer.

         Landlord and Tenant acknowledge and agree that in no event or circumstance shall the



                                                                       Initials:

Letter of Credit or any renewal thereof or substitute therefor be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7. The parties hereto (A) recite that the Letter of Credit is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy thereto and (B) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

         Tenant may, within the Grace Period, until such time that Tenant is able to deliver to Landlord the Letter of Credit that fully satisfies the provisions of this Section 9 (but in no event later than the Rent Commencement
Date), deliver to Landlord One Hundred Eighteen Thousand Dollars ($118,000.00) in immediately available funds (the "Temporary Cash Payment"). Tenant understands that, immediately upon the expiration of the Grace Period, one of either the Letter of Credit that fully satisfies the provisions of this Section 9 or the Temporary Cash Payment shall be deposited with Landlord at all times, and at no time shall Landlord be without either the Letter of Credit or Temporary Cash Payment; provided, however, notwithstanding the foregoing or anything to the contrary contained in this Section 9, in no event shall Tenant be permitted beyond the Rent Commencement Date to deposit the Letter of Credit that fully satisfies the provisions of this Section 9. Such Temporary Cash Payment shall be held by Landlord as an additional security deposit pursuant to the terms of the Original Lease, as amended hereby (including, without limitation, Article 4 of the Original Lease); provided, however, notwithstanding anything to the contrary contained herein, Section 11 of this Amendment shall have no applicability whatsoever to the Temporary Cash Payment, and the Temporary Cash Payment shall not be considered part of the Security Deposit for purposes of such Section 11. Landlord agrees that at such time that Tenant delivers to Landlord the Letter of Credit that fully satisfies the provisions of this Section 9, Landlord shall, within thirty (30) days thereafter, provided that Tenant is not and has not been in default under the Lease, reimburse Tenant the amounts that Tenant has deposited with Landlord under this Section 9 as the Temporary Cash Payment. In the event Tenant deposits the Temporary Cash Payment pursuant to this paragraph, and Tenant has not delivered to Landlord the Letter of Credit that fully satisfies the provisions of this Section 9 by the Rent Commencement Date, then the same shall be a material default under the Lease (without any notice and cure period), and Landlord may immediately exercise all rights and remedies available to Landlord.

         10. Right of First Offer. Landlord hereby grants to the Original Tenant a right of first offer with respect to the remaining space (other than the Relocated Premises) on the fifteenth (15th) floor of the Project (collectively, the "First Offer Space"). Notwithstanding the foregoing, (i) such first offer right of Tenant shall commence only following the expiration or earlier termination of (A) any existing lease pertaining to the First Offer Space, and
(B) as to any First Offer Space which is vacant as of the date of this Amendment, the first lease pertaining to any portion of such First Offer Space entered into by Landlord after the date of this Amendment (collectively, the "Superior Leases"), including any renewal of such existing or future lease, whether or not such renewal is pursuant to an express written provision in such lease, and regardless of whether any such renewal is consummated pursuant to a lease amendment or a new lease, and (ii) such first offer right shall be subordinate and secondary to all rights of expansion, first refusal, first offer or similar rights granted to (A) the tenants of the Superior Leases and (B) any other tenant of the Project (the rights described in items (i) and (ii), above to be known collectively as "Superior Rights"). Tenant's right of first offer shall be on the terms and conditions set forth in this Section 10.

                  (i) Procedure for Offer. Landlord shall notify Tenant ("First Offer


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
Notice") from time to time when Landlord determines that Landlord shall commence the marketing of any First Offer Space because such space shall become available for lease to third parties, where no holder of a Superior Right desires to lease such space. The First Offer Notice shall describe the space so offered to Tenant and shall set forth Landlord's proposed material economic terms and conditions applicable to Tenant's lease of such space (collectively, the "Economic Terms"). Notwithstanding the foregoing, Landlord's obligation to deliver the First Offer Notice shall not apply during the nine (9) month period preceding the Expiration Date.

                  (ii) Procedure for Acceptance. If Tenant wishes to exercise Tenant's right of first offer with respect to the space described in the First Offer Notice, then within five (5) business days after delivery of the First Offer Notice to Tenant, Tenant shall deliver notice to Landlord of Tenant's exercise its right of first offer with respect to the entire space described in the First Offer Notice. If concurrently with Tenant's exercise of the first offer right, Tenant notifies Landlord that it does not accept the Economic Terms set forth in the First Offer Notice, Landlord and Tenant shall, for a period of fifteen (15) days after Tenant's exercise, negotiate in good faith to reach agreement as to such Economic Terms. If Tenant does not so notify Landlord that it does not accept the Economic Terms set forth in the First Offer Notice concurrently with Tenant's exercise of the first offer right, the Economic Terms shall be as set forth in the First Offer Notice. In addition, if Tenant does not exercise its right of first offer within the five (5) business day period, or, if Tenant exercises its first offer right but timely objects to Landlord's determination of the Economic Terms and if Landlord and Tenant are unable to reach agreement on such Economic Terms within said fifteen (15) day period, then Landlord shall be free to lease the space described in the First Offer Notice to anyone to whom Landlord desires on any terms Landlord desires and Tenant's right of first offer shall terminate as to the First Offer Space described in the First Offer Notice; provided, however, within one (1) month after said fifteen
(15) day period, Landlord may not lease the First Offer Space to an entity on "substantially more favorable terms" (defined below) (the "Favorable Terms") than those that were offered to Tenant, unless Landlord first offers the same Favorable Terms to Tenant with respect to the First Offer Space, at which time Tenant shall have three (3) business days to accept such Favorable Terms (if Tenant does not timely notify Landlord of its acceptance of the Favorable Terms, then Tenant shall be deemed to have rejected the same). If Tenant rejects the Favorable Terms (or is deemed to have rejected the same), then Landlord shall be free to lease the space described in the First Offer Notice to anyone to whom Landlord desires on the Favorable Terms (or on any less favorable terms) during such 1-month period (and thereafter, on any terms), and Tenant's right of first offer shall terminate as to the First Offer Space described in the First Offer Notice. The term "substantially more favorable" set forth in the preceding sentence shall mean that the net effective rent offered to the prospective tenant is ninety percent (90%) or less of the "net effective rent" (defined below) set forth in the First Offer Notice. The term "net effective rent" shall mean the net rental amount to be paid to Landlord, taking into account any tenant improvement expenses or allowances to be incurred by Landlord and any other monetary concessions granted by Landlord. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer, if at all, with respect to all of the space offered by Landlord to Tenant at any particular time, and Tenant may not elect to lease only a portion thereof.

                  (iii) Construction of First Offer Space. Tenant shall take the First Offer Space in its "as-is" condition, and Tenant shall be entitled to construct improvements in the First Offer Space in accordance with the provisions of Article 9 of the Original Lease.

                  (iv) Lease of First Offer Space. If Tenant timely exercises Tenant's right to lease the First Offer Space as set forth herein, Landlord and Tenant shall execute an amendment adding such First Offer Space to the Lease upon the same non-economic terms and conditions as

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                                       -9-
applicable to the then-existing Premises, and the economic terms and conditions as provided in this Section 10. Tenant shall commence payment of rent for the First Offer Space and the term of the Lease for the First Offer Space shall commence in accordance with such economic terms and conditions. The term of the Lease for the First Offer Space shall expire co-terminously with Tenant's lease of the initial Relocated Premises.

                  (v) No Defaults. The rights contained in this Section 10 shall be personal to the Original Tenant, and not any assignee, sublessee or other transferee of the Original Tenant's interest in the Lease and may only be exercised by the Original Tenant if Original Tenant occupies the entire Relocated Premises as of the date of the First Offer Notice. Tenant shall not have the right to lease First Offer Space as provided in this Section 10 if, as of the date of the First Offer Notice, or, at Landlord's option, as of the scheduled date of delivery of such First Offer Space to Tenant, Tenant is in default under the Lease or Tenant has previously been in default under the Lease more than once.

         11. Security Deposit. Landlord shall, within thirty (30) days after the Rent Commencement Date, provided that Tenant is not then in default under the Lease, refund to Tenant the Security Deposit currently held by Landlord under the Original Lease, subject, however, to Landlord's rights under subsections
(i), (ii) and (iii) of Article 4 of the Original Lease.

         12. Assignment. The following is hereby added as the last paragraph of
Article 15 of the Original Lease: "Notwithstanding the foregoing, an assignment or subletting of all or a portion of the Premises to an "Affiliate" of Tenant shall not be deemed a Transfer under this Article 15, provided that (i) Tenant notifies Landlord of any such assignment or sublease at least fifteen (15) days prior to its effective date, and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease or such Affiliate, (ii) the net worth of Tenant's Affiliate immediately after the date of Transfer shall be reasonably satisfactory to Landlord, (iii) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, (iv) the assignee or subtenant assumes, in full, the obligations of Tenant under this Lease, (v) Tenant remains fully liable under this Lease, and (vi) the use of the Premises remains unchanged. The term "Affiliate" of Tenant shall mean an entity which is controlled by, controls, or is under common control with Tenant. The term "control," or "controlled" as used in this Article 15, shall mean the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty percent (50%) of the voting interest in, an entity."

         13. Keys. On or before the Surrender Date, Tenant shall deliver to Landlord all keys to all doors in the Suite 300 Premises.

         14. Amendment . Exhibit "D" of the Original Lease is hereby deleted in its entirety and shall be of no further force and effect.

         15. Estoppel. Tenant warrants, represents and certifies to Landlord that as of the date of this Amendment, (a) Landlord is not in default under the Lease, and (b) Tenant does not have any defenses or offsets to payment of rent and performance of its obligations under the Lease as and when same becomes due.

         16. Attorney's Fees. In the event either party shall commence an action to enforce any provision of the Lease, the prevailing party in such action shall be entitled to receive from the other party, in addition to damages, equitable or other relief, and all costs and expenses incurred, including reasonable attorneys fees and court costs and the fees and costs of expert witnesses, and fees incurred to enforce any judgment obtained. This provision with respect to attorneys fees incurred to

                                                                       Initials:

enforce a judgment shall be severable from all other provisions of the Lease, shall survive any judgment, and shall not be deemed merged into the judgment.

         17. Brokers. Tenant represents and warrants to Landlord that it has not dealt with any broker with respect to this Amendment. If Tenant has dealt with any broker or person, Tenant shall be solely responsible for the payment of any fees due said person or firm and Tenant shall protect, indemnify, hold harmless and defend Landlord from any liability in respect thereto.

         18. Mitigation. Landlord and Tenant shall each mitigate their damages in accordance with California law.

         19. Original Lease in Full Force. Except for those provisions which are inconsistent with this Amendment and those terms, covenants and conditions for which performance has heretofore been completed, all other terms, covenants and conditions of the Original Lease shall remain in full force and effect and Tenant hereby ratifies the Original Lease, as amended hereby.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first written above.

"LANDLORD"                                  "TENANT"

ARDEN REALTY FINANCE                        ALLOY,INC.(f/k/a Alloy Online,Inc.),
PARTNERSHIP, L.P., a California limited     a Delaware corporation
partnership

By:         ARDEN REALTY FINANCE, INC.,     By: /s/ James K. Johnson, Jr.
            a California corporation,       Name:   James K. Johnson, Jr.
            Its: Sole General Partner       Title:  President/ COO



            By:  /s/ Victor Coleman         By: /s/ Gina R. DiGioia
            Name:    Victor Coleman         Name:   Gina R. DiGioia
            Title:   President and COO      Title:  VP/ General Counsel

            By: /s/ Robert C. Peddicord
            Name:   Robert C. Peddicord
            Title:  Senior Vice President
                    Leasing and Operations



















                                                                       Initials:

                                   EXHIBIT "A"

                               RELOCATED PREMISES

                           [FLOOR PLAN APPEARS HERE]






                                                                       Initials:

                                   EXHIBIT "B"

                               TENANT WORK LETTER

         This Tenant Work Letter shall set forth the terms and conditions relating to the renovation of the Relocation Improvements in the Relocated Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Relocated Premises, in sequence, as such issues will arise.

                                   SECTION 1.

                CONSTRUCTION DRAWINGS FOR THE RELOCATED PREMISES

         Landlord shall construct the improvements in the Relocated Premises (the "RELOCATION IMPROVEMENTS") pursuant to the plans attached hereto as Schedule "1" (collectively, the "RELOCATION PLANS") at its sole cost and expense (except as otherwise set forth in this Tenant Work Letter). Unless specifically noted to the contrary on the Relocation Plans, the Relocation Improvements shall be constructed using Project-standard specifications and materials as determined by Landlord. Based upon the Relocation Plans, Landlord shall cause the Relocation Architect to prepare detailed plans and specifications for the Relocation Improvements ("RELOCATION WORKING DRAWINGS") at its sole cost and expense (except as otherwise set forth in this Tenant Work Letter). Landlord shall then forward the Relocation Working Drawings to Tenant for Tenant's approval. Tenant shall approve or reasonably disapprove any draft of the Relocation Working Drawings within three (3) business days after Tenant's receipt thereof; provided, however, that (i) Tenant shall not be entitled to disapprove any portion, component or aspect of the Relocation Working Drawings which are consistent with the Relocation Plans unless Tenant agrees to pay for the additional cost resulting from such change in the Relocation Plans as part of the Relocation Over-Allowance Amount pursuant to Section 2 below, and (ii) any disapproval of the Relocation Working Drawings by Tenant shall be accompanied by a detailed written explanation of the reasons for Tenant's disapproval. Failure of Tenant to reasonably disapprove any draft of the Relocation Working Drawings within said three (3) business day period shall be deemed to constitute Tenant's approval thereof. The Relocation Working Drawings, as approved by Landlord and Tenant, may be referred to herein as the "APPROVED RELOCATION WORKING DRAWINGS." Tenant shall make no changes or modifications to the Relocation Plans or the Approved Relocation Working Drawings without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would directly or indirectly delay the "Substantial Completion", as that term is defined in Section 5.1 of this Tenant Work Letter, of the Relocation Improvements in the Relocated Premises or increase the cost of designing or constructing the Relocation Improvements.

                                   SECTION 2.

                        RELOCATION OVER-ALLOWANCE AMOUNT

         Notwithstanding anything to the contrary contained in the Amendment or this Tenant Work Letter, in the event that after Tenant's execution of the Amendment, any revisions, changes, or substitutions shall be made to the Relocation Plans or the Approved Relocation Working Drawings or the Relocation Improvements, any additional costs which arise in connection with such revisions, changes or substitutions shall be considered to be an "RELOCATION OVER-ALLOWANCE AMOUNT." The Relocation Over-Allowance Amount shall be paid by Tenant to Landlord, as Additional Rent, within ten (10) days after Tenant's receipt of invoice therefor. The Relocation Over-Allowance Amount shall

                                                                       Initials:

be disbursed by Landlord prior to the disbursement of any portion of Landlord's contribution to the construction of the Relocation Improvements.

                                   SECTION 3.

                            RETENTION OF CONTRACTOR;
                            WARRANTIES AND GUARANTIES

         Landlord hereby assigns to Tenant, to the extent assignable, on a non-exclusive basis, all warranties and guaranties by the contractor who constructs the Relocation Improvements (the "RELOCATION CONTRACTOR") relating to the Relocation Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Relocation Improvements. The Relocation Contractor shall be designated and retained by Landlord to construct the Relocation Improvements.

                                   SECTION 4.

                               TENANT'S COVENANTS

         Tenant shall, at no cost to Tenant, cooperate with Landlord and the space planner or architect retained by Landlord ("RELOCATION ARCHITECT") to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute upon completion of construction of the Relocation Improvements.

                                    SECTION 5

                    COMPLETION OF THE RELOCATION IMPROVEMENTS

         Substantial Completion. For purposes of the Amendment and this Tenant Work Letter, 5.1

"SUBSTANTIAL COMPLETION" of the Relocation Improvements in the Relocated Premises shall occur upon the completion of construction of the Relocation Improvements in the Relocated Premises pursuant to the Approved Relocation Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant.

         Delay of the Substantial Completion of the Premises. Except as provided in this 5.2

         Section 5.2, the Rent Commencement Date shall occur as set forth in the Amendment. If there shall be a delay or there are delays in the Substantial Completion of the Relocation Improvements in the Premises as a result of the following (collectively, "TENANT DELAYS"):

         5.2.1 Tenant's failure to timely approve any matter requiring Tenant's approval;

         5.2.2 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

         5.2.3 Tenant's request for changes in the Relocation Plans, Relocation Working Drawings or Approved Relocation Working Drawings;

         5.2.4 Changes in any of the Relocation Plans, Relocation Working Drawings or Approved Relocation Working Drawings because the same do not comply with applicable laws;



                                                                       Initials:

         5.2.5 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Relocation Improvements in the Relocated Premises, or which are different from, or not included in, Landlord's standard improvement package items for the Project;

         5.2.6 Changes to the base, shell and core work of the Project required by the Approved Relocation Working Drawings or any changes thereto; or

         5.2.7 Any other acts or omissions of Tenant, or its agents, or employees; then, notwithstanding anything to the contrary set forth in the Amendment or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Relocation Improvements in the Relocated Premises, the date of Substantial Completion thereof shall be deemed to be the date that Substantial Completion would have occurred if no Tenant Delay or Delays, as set forth above, had occurred.

                                   SECTION 6.

                                  MISCELLANEOUS

         6.1 Tenant's Representative. Tenant has designated its Vice President/General Counsel as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

         6.2 Landlord's Representative. Prior to commencement of construction of the Relocation Improvements, Landlord shall designate a representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

         6.3 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. Landlord and Tenant acknowledge and agree that time is of the essence regarding the construction of the Relocation Improvements. Landlord shall use its commercially reasonable efforts, subject to Tenant Delay and Force Majeure (as defined in Article 27 of the Original Lease) to achieve Substantial Completion on or before December 31, 2001.

         6.4 Tenant's Lease Default. Notwithstanding any provision to the contrary contained in the Amendment or this Tenant Work Letter, if a default under the Lease by Tenant has occurred at any time on or before the Substantial Completion, then (a) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to cease the construction of the Relocated Premises, and (b) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

                                                                       Initials:

                             SCHEDULE 1 TO EXHIBIT B

                            [FLOOR PLANS APPEAR HERE]

L.E. WATERS                         BID SUMMARY
CONSTRUCTION CO.

Owner:  Arden Realty, Inc.                    Estimate Date:    November 7, 2001
Property:  6100 Wilshire Boulevard            Revision #:
Suite #:  1500
Tenant:  Alloy Communications

-----------------------------------------------------------------------------------------------------------------
  No.                   SCOPE ITEM                         % OF TOTAL               PRICE/SF              COST
-----------------------------------------------------------------------------------------------------------------
   1      1,800 - Building Permit - Allowance                 2%                     $0.33                $2,000
-----------------------------------------------------------------------------------------------------------------
   2      1,750 - Protection / Mobilization                   1%                     $0.26                $1,555
-----------------------------------------------------------------------------------------------------------------
   3      1,770 - Final Clean Up                              1%                     $0.22                $1,316
-----------------------------------------------------------------------------------------------------------------
   4      2,050 - Demolition                                  6%                     $1.13                $6,783
-----------------------------------------------------------------------------------------------------------------
   5      4,400 - Stone / Marble / Granite                   NIC                                              $0
-----------------------------------------------------------------------------------------------------------------
   6      5,100 - Miscellaneous Steel                        NIC                                              $0
-----------------------------------------------------------------------------------------------------------------
   7      6,130 - Rough Carpentry                             0%                     $0.04                  $225
-----------------------------------------------------------------------------------------------------------------
   8      6,220 - Millwork                                    3%                     $0.51                $3,055
-----------------------------------------------------------------------------------------------------------------
   9      8,200 - Doors / Frames / Hardware                   4%                     $0.67                $3,979
-----------------------------------------------------------------------------------------------------------------
   10     8,810 - Glass & Glazing                             0%                     $0.04                  $250
-----------------------------------------------------------------------------------------------------------------
   11     9,130 - Acoustical Tile                             6%                     $1.13                $6,764
-----------------------------------------------------------------------------------------------------------------
   12     9,250 - Framing & Drywall                          14%                     $2.49               $14,920
-----------------------------------------------------------------------------------------------------------------
   13     9,680 - Floor Covering                             11%                     $2.06               $12,344
-----------------------------------------------------------------------------------------------------------------
   14     9,900 - Paint & Wall Covering                       6%                     $1.13                $6,744
-----------------------------------------------------------------------------------------------------------------
   15     13,001 - Fire Extinguishers & Cabinets             NIC                                              $0
-----------------------------------------------------------------------------------------------------------------
   16     12,500 - Window Covering                           NIC                                              $0
-----------------------------------------------------------------------------------------------------------------
   17     13,001 - Appliances                                NIC                                              $0
-----------------------------------------------------------------------------------------------------------------
   18     13,800 - Fire /Life / Safety                        5%                     $0.98                $5,870
-----------------------------------------------------------------------------------------------------------------
   19     15,300 - Fire Sprinklers                            2%                     $0.43                $2,580
-----------------------------------------------------------------------------------------------------------------
   20     15,400 - Plumbing                                   1%                     $0.10                  $585
-----------------------------------------------------------------------------------------------------------------
   21     15,500 - HVAC                                      12%                     $2.17               $13,000
-----------------------------------------------------------------------------------------------------------------
   22     16,001 - Electrical                                13%                     $2.39               $14,273
-----------------------------------------------------------------------------------------------------------------
   23     16,002 - Tele / Data & Cabling                     NIC                                              $0
-----------------------------------------------------------------------------------------------------------------
                                         Subtotal:           87%                    $16.09               $96,243
-----------------------------------------------------------------------------------------------------------------
                               General Conditions:                                   $1.29                $7,699
-----------------------------------------------------------------------------------------------------------------
                                              Fee:                                   $1.04                $6,237
-----------------------------------------------------------------------------------------------------------------
                                                    GRAND TOTAL:                    $18.42              $110,179
-----------------------------------------------------------------------------------------------------------------

Estimator:  Ian Brenner                             Preliminary Schedule:  Weeks

Estimate #:  01.257
                                             APPROVED:__________________________

                                             DATE:______________________________

              6100 Wilshire Blvd, Suite 830, Los Angeles, CA 90048
                   Phone: (323) 935-7877 / FAX: (323) 935-7890
                        E-Mail: [unreadable] @pacbell.net

                                   BID DETAILS
L.E. WATERS
CONSTRUCTION CO.

---------------------------------------------------------------------------------------------------------
Owner:  Arden Realty, Inc.                                             Estimate Date:   11/07/01
Property:  6100 Wilshire Boulevard                                     Revision #:
Suite #:  1500
Tenant:  Alloy Communications
---------------------------------------------------------------------------------------------------------
   No.                 SCOPE ITEM                    QTY          UNIT          UNIT COST          TOTAL
---------------------------------------------------------------------------------------------------------
    1      1,800 - Building Permit Allowance
          Allowance for building permit costs         1          allow           $2,000           $2,000

                                   1,800 - Building Permit Allowance Total                        $2,000
---------------------------------------------------------------------------------------------------------
    2      1,750 - Protection / Mobilization
               Protect existing finishes              1            lg            $1,555           $1,555

                                     1,750 - Protection Mobilization Total                        $1,555
---------------------------------------------------------------------------------------------------------
    3            1,770 - Final Clean Up               1            lg            $1,316           $1,316

                                              1,770 - Final Clean Up Total                        $1,316
---------------------------------------------------------------------------------------------------------
    4               2,050 Demolition
                   Full height walls                  61           lf
                  Ceiling height walls               223           lf
                       Low walls                      71           lf
                      Glass walls                     33           lf
                         Carpet                      5000          sf
                    Door assemblies                   8            ea

                      Total cost for above items      1            ls            $6,783           $6,783

                                                  2,050 - Demolition Total                        $6,783
---------------------------------------------------------------------------------------------------------
    5       4,400 - Stone / Marble / Granite
               NIC

                                    4,400 - Stone / Marble / Granite Total                            $0
---------------------------------------------------------------------------------------------------------
    6         5,100 - Miscellaneous Steel
                  NIC

                                         5,100 - Miscellaneous Steel Total                            $0
---------------------------------------------------------------------------------------------------------
    7   6,130 - Rough Carpentry
        Cut steel pegs in existing server room
        floor area                                    1            lg              $225             $225

                                             6,130 - Rough Carpentry Total                          $225
---------------------------------------------------------------------------------------------------------
    8   6,220 Millwork
        Production Room
        30" deep plastic laminate counter (open
        below)                                        47           lf               $65           $3,055

                                                      6,220 Millwork Total                        $3,055
---------------------------------------------------------------------------------------------------------

                                   BID DETAILS
L.E. WATERS
CONSTRUCTION CO.

---------------------------------------------------------------------------------------------------------
Owner:  Arden Realty, Inc.                                             Estimate Date:   11/07/01
Property:  6100 Wilshire Boulevard                                     Revision #:
Suite #:  1500
Tenant:  Alloy Communications
---------------------------------------------------------------------------------------------------------
   No.                 SCOPE ITEM                    QTY          UNIT          UNIT COST         TOTAL
---------------------------------------------------------------------------------------------------------
    9       8,200 - Doors / Frames / Hardware
            Type "C" Door to relocate
            Furnish and Install Type "D" Door
            assembly
            DCI floor stops
                                                       6            ea              $225          $1,350
                                                       3            ea              $838          $2,514
                                                      23            ea                $5            $115

                                         8,200 Doors / Frames / Hardware Total                    $3,979

---------------------------------------------------------------------------------------------------------
    10      8,810 - Glass & Glazing
            18" x 102" x1/4" clear tempered glass
            sidelite set in top and bottom channel     1            ea              $250            $250

                                                 8,810 - Glass & Glazing Total                      $250

---------------------------------------------------------------------------------------------------------
    11      9,130 - Acoustical Tile
            Remove tile and save for re-use
            (approx. 3400 sf)
            Demo grid for new demising walls
            (approx. 1484 sf)
            Patch grid back (approx. 1484 sf) and
            reframe grid for light fixture
            relocates (approx. 25)
            Provide posts and seismic bracing at
            new grid areas only
            Replace saved tile and provide approx.
            1200 sf of new tile to match
            Provide approx. 800 sf R11 insul. above
            new type A walls                           1            lg             $6,764         $6,764
                                                                                   ------

                                                   9,130 Acoustical Tile Total                    $6,764

---------------------------------------------------------------------------------------------------------
    12      9,250 - Framing & Drywall
            Furnish labor, materials equipment
            necessary to perform and drywall work
            as shown on plans dated 11/2/01            1            lg            $14,920        $14,920

                                                 9,250 Framing & Drywall Total                   $14,920
---------------------------------------------------------------------------------------------------------
    13      9,680 - Floor Covering
            Per preliminary plans of 11/2/01
            furnish and install new building
            Standard glue down carpet, VCT, and
            runner base.  Excludes:  demo; major
            floor prep off hours
            C1:  Designweave tempest classic,
            direct glue color TBS                     640           sy                $13         $8,320


                                   BID DETAILS
L.E. WATERS
CONSTRUCTION CO.

---------------------------------------------------------------------------------------------------------
Owner:  Arden Realty, Inc.                                             Estimate Date:   11/07/01
Property:  6100 Wilshire Boulevard                                     Revision #:
Suite #:  1500
Tenant:  Alloy Communications
---------------------------------------------------------------------------------------------------------
   No.                 SCOPE ITEM                    QTY          UNIT          UNIT COST         TOTAL
---------------------------------------------------------------------------------------------------------
           B1:  Burke 4" straight group 3 color TBS
                                                      1300          lf              $1.20         $1,580
           VCT1:  Armstrong Standard Excelon Color
           TBS                                        555           sf              $1.85         $1,411
           B1:  Burke 4" topcat group 3 color TBS     232           lf              $1.20           $278
           Prep for VCT1                              865           Sf              $0.45           $385
           Prep for C1                                  6           hr                $85           $390

                                                    9,880 Floor Covering Total                   $12,344
---------------------------------------------------------------------------------------------------------
   14      9,900 - Paint & Wall Covering
           Walls/Eggshell                           21498           sf              $0.28         $5,589
           Doors/Stain & Finish                        21           ea                $55         $1,155
                                             9,900 Paint & Wall Covering Total                    $6,744

---------------------------------------------------------------------------------------------------------
   15      13,001 - Fire Extinguishers & Cabinets
           N/C
                                     13,001 Fire Extinguisher & Cabinets Total                        $0

---------------------------------------------------------------------------------------------------------
   16     12,500 - Window Covering
          N/C
                                                  12,500 Window Covering Total                        $0

---------------------------------------------------------------------------------------------------------
   17     13,001 - Appliances
          N/C
                                                       13,001 Appliances Total                        $0

---------------------------------------------------------------------------------------------------------
   18      13,800 - Fire/Life/Safety
           Furnish and install complete the
           following:
           Strobes 15cd                                 6           ea
           Strobes 30 cd                                4           ea
           Demo and or relocate existing                1           ls
           strobes/speakers as needed
           Remove and disconnect from FA system         2           ea
           area detectors
                         Total cost for above items     1           ls             $5,870         $5,870
           Alternate unit cost to add or delete to
           base price:
           Door holders                                             ea               $375
           Area detectors (conventional type)                       ea               $270
           Area detectors (addressable type)                        ea               $320
           Strobes                                                  ea               $280
           Program change                                           ea               $480
                                                13,800 Fire/Life/Safety Total                     $5,870

---------------------------------------------------------------------------------------------------------

                                   BID DETAILS
L.E. WATERS
CONSTRUCTION CO.

---------------------------------------------------------------------------------------------------------
Owner:  Arden Realty, Inc.                                             Estimate Date:   11/07/01
Property:  6100 Wilshire Boulevard                                     Revision #:
Suite #:  1500
Tenant:  Alloy Communications
---------------------------------------------------------------------------------------------------------
   No.                 SCOPE ITEM                    QTY          UNIT          UNIT COST         TOTAL
---------------------------------------------------------------------------------------------------------
   19      15,300 - Fire Sprinklers
           Rework existing wet pipe system to         1            ls             $2,580          $2,580
           accommodate new reflected calling plan
           Excludes:  relocating main lines,
           extinguishers and or cabinets
                                                  15,300 Fire Sprinklers Total                    $2,580
---------------------------------------------------------------------------------------------------------
   20      15,400 - Plumbing
           Demo existing kitchen sink area, cap       1            ls               $585            $585
           off water, waste, and vent lines
                                                         15,400 Plumbing Total                      $585
---------------------------------------------------------------------------------------------------------
   21      15,500 - HVAC
           Relocate ductwork and grilles as needed
           Relocate thermostats as needed
           Install one new 2 ton water source heat    1            ls             $8,950          $8,950
           pump in cof. Room
           Excludes:  Fire Life Safety, Smoke Fire
           Dampers
           Air Balance Suite                          1            ls             $4,050          $4,050
                                                             15,500 HVAC Total                   $13,000
---------------------------------------------------------------------------------------------------------
   22      18,001 - Electrical
           Duplex outlets                            14            ea                $98          $1,372
           quad outlets                              20            ea               $115          $2,300
           Separate circuit duplex outlets            2            ea               $180            $360
           Telephone/data stub (conduit and box      25            ea                $50          $1,250
           only)
           Relocate and rewire existing 2 x 2         1            ea                $85             $85
           fixture
           Relocate and rewire existing 2 x 4        28            ea                $85          $2,210
           fixture
           Reswitch existing 2 x 4 fixture           31            ea                $76          $2,356
           Install new A/B switch points              3            ea               $120            $360
           Install new wall motion sensors            8            ea               $140          $1,120
           Install new ceiling sensors                5            ea               $220          $1,100
           Relocate and rewire existing exit sign     2            ea                $85            $170
           Title 24                                   1            lot              $250            $250
           Power to new heat pump                     1            ea               $450            $450
           Demo of existing                           1            ls               $650            $650
           Permit and as built drawings               1            lot              $240            $240
                                                       18,001 Electrical Total                   $14,273
---------------------------------------------------------------------------------------------------------
   23      16,002 - Tele/Data & Cabling
           N/C
                                              16,002 Tele/Data & Cabling Total                        $0

---------------------------------------------------------------------------------------------------------

           General Conditions
           Based on Job Costs                         8            %             $96,243          $7,699
                                                      General Conditions Total                    $7,699
---------------------------------------------------------------------------------------------------------

                                   BID DETAILS
L.E. WATERS
CONSTRUCTION CO.

---------------------------------------------------------------------------------------------------------
Owner:  Arden Realty, Inc.                                             Estimate Date:   11/07/01
Property:  6100 Wilshire Boulevard                                     Revision #:
Suite #:  1500
Tenant:  Alloy Communications
---------------------------------------------------------------------------------------------------------
   No.                 SCOPE ITEM                    QTY          UNIT          UNIT COST         TOTAL
---------------------------------------------------------------------------------------------------------
           Fee
           Based on GC & Job Costs                    6            %             $103,942         $6,237
                                                                  Fee Total                       $6,237
---------------------------------------------------------------------------------------------------------
           Grand Total
           Grand Total                                1            ls            $110,179       $110,179
                                                                  Grand Total                   $110,179
---------------------------------------------------------------------------------------------------------

L.E. WATERS                      QUALIFICATIONS
CONSTRUCTION CO.                   EXCLUSIONS
                                   ALTERNATES


-------------------------------------------------------------------------------------------------
Owner:  Arden Realty, Inc.                                    Estimate Date:    November 7, 2001
Property:  6100 Wilshire Boulevard                            Revision #:
Suite #:  1500
Tenant:  Alloy Communications

-------------------------------------------------------------------------------------------------
                                 QUALIFICATIONS
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1     This proposal is based on:  Plans dated 11/2/01 Preliminary Pricing A1&A2&A3
2     Building Management/Owner will provide a temporary location for a trash dumpster during construction.
3     Building Management/Owner will provide parking for L.E. Waters' employees and subcontractors.
4     Work to be completed during regular work hours (6am to 6pm)
5     All of the base building mechanical and electrical systems are in good working order.
6     This proposal is good for 30 days



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                                   EXCLUSIONS
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1     Evacuation of any computer equipment, freon or haylon suppression systems.
2     Removal of hazardous materials.
3     Removal of Building/Owner stored material in the area of construction.
4     Work not included in the bid breakdown.
5     Computer and/or telephone cabling demo, furnishing or installation.
6     Building upgrades or ADA upgrades that may be required by the city.
7     Plan check corrections.
8     Cleaning, waxing or buffing of resilient floors.
9     Window covering, window tinting or painting/repair of existing window mullions.
10    Major and excessive floor preparation/repair.
11    Corrections or repairs to existing HVAC equipment or systems.
12    Labor to relocate existing furnishings to allow for construction.
13    Specific trades:



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                   ALTERNATES (G.C.'s AND FEES NOT INCLUDED)
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1
2
3
4
5



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

             6100 Wilshire Blvd., Suite 830, Los Angeles, CA 90048
                   Phone: (323) 935-7877/FAX: (323) 935-7890
                        E-Mail: [unreadable]@pacbell.net

                                   EXHIBIT "C"

FORM OF LETTER OF CREDIT

[ISSUING BANK]




BENEFICIARY:     ARDEN REALTY FINANCE PARTNERSHIP, L.P., a California
                 limited partnership, and its successors and assigns

CUSTOMER:        ALLOY, INC. (f/k/a Alloy Online, Inc.), a Delaware corporation
                 ("Alloy")

MAXIMUM AMOUNT:  One Hundred Eighteen Thousand Dollars ($118,000.00) (USD)

DATE:______________________

EXPIRY DATE:______________________

LETTER OF CREDIT NO.:      ______________________

TO: ARDEN REALTY FINANCE PARTNERSHIP, L.P., a California limited partnership, and its successors and assigns

Ladies and Gentlemen:

         At the request of our customer, Alloy, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, we hereby issue in favor of ARDEN REALTY FINANCE PARTNERSHIP, L.P., a California limited partnership, and its successors and assigns (collectively, "Arden"), this irrevocable standby letter of credit (the "Letter of Credit") in the amount of One Hundred Eighteen Thousand Dollars ($118,000.00) (the "Commitment Fee Amount"). This Letter of Credit shall remain in effect up to and including [insert date which is one (1) year from date of issuance] (the "Expiry Date"). Arden may draw against the Commitment Fee Amount under this Letter of Credit on demand and at sight, without any period of grace, by presenting to us at:

[Los Angeles Agency or Office]

on or before the Expiry Date, during the hours in which we are open for business, the following documents (the "Documents"):

         1. Arden's written demand for payment, signed by an individual purporting to be an officer or agent of Arden, certifying that (a) Alloy is in breach or default beyond the applicable notice and cure periods under the terms of that certain Standard Office Lease between Arden and Alloy's predecessor-in-interest, Cass Communications, Inc., dated as of September 11, 1998, as amended by First Amendment to Standard Office Lease dated as of November 1, 2001 (collectively, and as amended from time to time, the "Lease"), and that the amount drawn upon represents the specific sum which is due, owing and unpaid under the Lease, or (b) there has been any filing of a voluntary petition by Alloy (or involuntary petition by Alloy's creditors) under the United States Bankruptcy Code, or (c) Alloy has not timely renewed the Letter of Credit pursuant to the Lease; and

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
         2.       The original of this Letter of Credit.

         Partial drawings shall be permitted. Forthwith upon receipt of the Documents, we shall pay to Arden the indemnity amount, to a maximum amount of the Commitment Fee Amount, without inquiring whether Arden has a right to such amount as between Arden and our customer.

         This Letter of Credit shall be automatically extended for additional consecutive one (1) year periods unless at least thirty (30) days prior to the then applicable Expiry Date we shall notify you in writing by registered or certified mail (return receipt requested) to the above address or to such other address provided to us in writing, that we elect not to renew this Letter of Credit for such additional year. Notwithstanding the foregoing, this Letter of Credit shall expire in full and final on the date that is sixty (60) days after the Expiration Date (as such term is defined in the Lease) of the Lease.

         This Letter of Credit is freely transferrable in its entirety without our consent or approval. In the event of such transfer, the transferees shall be deemed the beneficiaries hereunder in the full place and stead and with all rights hereunder of Arden.

         Except as otherwise expressly stated, this Letter of Credit is subject to the International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590 (the "ISP98"). As to matters not covered by ISP98, this Letter of Credit shall be subject to and governed by the laws of the State of California.

         We hereby undertake to Arden that drafts drawn and negotiated in compliance with the terms of this Letter of Credit shall meet with honor upon presentation to us.

                                             Very truly yours,




                                             [Name of Issuing Bank]




                                             By:___________________________

                                             Name:________________________

                                             Its:___________________________




















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